Exhibit 10.4

                            Schedule to Form Interim
                          Management Agreement with NHP

        Management Firm                   Tenant                    Known As                Location
        ---------------                   ------                    --------                --------
Balanced Care at Bristol, Inc.   Elder Care Operators of    Outlook Pointe at Bristol     Bristol, TN
                                 Bristol, LLC

Balanced Care at Murfreesboro,   Elder Care Operators of    Outlook Pointe at             Murfreesboro, TN
Inc.                             Murfreesboro, LLC          Murfreesboro

Balanced Care at Johnson City,   C&G Healthcare at          Outlook Pointe at             Johnson City, TN
Inc.                             Johnson City, L.L.C.       Johnson City